Supplement dated February 27, 2026, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary Prospectus (as applicable) dated May 1, 2025 for the following variable life insurance policies issued by Pacific Life Insurance Company:

M's Versatile Product VUL	M's Versatile Product IX VUL
M's Versatile Product – Survivorship VUL	MVP VUL 10 VUL
M's Versatile Product VI VUL M's Versatile Product VII VUL	MVP VUL 10 LTP VUL M's Versatile Product Survivorship II VUL
M's Versatile Product VIII VUL	MVP VUL Survivorship 3 VUL
MVP VUL Accumulator VUL

The purpose of this supplement is to announce an underlying Fund liquidation. This supplement must be preceded or accompanied by the Statutory Prospectus (the “Prospectus”) for your Policy, as supplemented. All information in your Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We’’, ‘‘us’’, or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policyowner. You can obtain a copy of the current Prospectus by contacting us at (800) 880-7681, or online at www.PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

Liquidation of the Bain Capital Equity Opportunities Fund

The Board of Trustees of the Northern Lights Variable Trust recently announced that the Bain Capital Equity Opportunities Fund – Class 1 and Class 2 shares (the “Bain Capital Fund”) will be liquidating on or about May 1, 2026 (the “Liquidation Date”). This is not a liquidation of your Policy.

Closed to All Policyowners April 28, 2026

Effective April 28, 2026, the Bain Capital Fund Investment Option will be closed to allocations of Account Value for all Policyowners as of the close of the New York Stock Exchange (typically 4:00 p.m. EST) on April 27, 2026. Accordingly, even if you have Account Value allocated to the Bain Capital Fund, no new Premium Payments or transfers into the Bain Capital Fund will be permitted. If a Premium Payment or transfer request is received after the close of the New York Stock Exchange on April 27, 2026 with instructions to allocate all or a portion of the premium or request to the Bain Capital Fund, will instead be directed to the Fidelity VIP Government Money Market Portfolio (“Fidelity Money Market Portfolio”). You can always continue to make withdrawals or transfers out of the Bain Capital Fund until the Liquidation Date.

The Liquidation

After the close of the New York Stock Exchange on April 30, 2026, any Account Value that remains allocated to the Bain Capital Fund will be transferred to the Fidelity Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit Values, and the relative net asset values of the Bain Capital Fund and the Fidelity Money Market Portfolio as of the close of the New York Stock Exchange on April 30, 2026. You will not incur any tax liability because of the liquidation and your Account Value immediately after the liquidation will be equal to Account Value immediately before the liquidation. Any transfer to the Fidelity Money Market Portfolio as a result of the liquidation will not be treated as a transfer that counts toward the transfer restrictions governing the number of transfers that may be made in a given calendar year. If you want to avoid being subject to the liquidations, you must transfer any Account Value you have allocated to the Bain Capital Fund no later than the close of the New York Stock Exchange on April 30, 2026. As of the Liquidation Date, the Bain Capital Fund will no longer exist. Accordingly, any references to the Bain Capital Fund are deleted from the Prospectus as of the Liquidation Date.

Transfer Rights

You may transfer out all or a portion of Account Value allocated to the Bain Capital Fund to any other available Investment Options without the transfers counting toward the 25-transfer limit permitted each calendar year and without incurring any transfer fees or other charges. Similarly, during the sixty (60) calendar day period after the Liquidation Date, you may transfer out of the Fidelity Money Market Portfolio to any other available Investment Option without incurring any transfer fees or other charges and without the transfers counting towards the transfer limitations. All other transfers are subject to the limitations described in your Prospectus. When you select another Investment Option, you should consider the objectives, risks, charges and expenses carefully before investing. This and other information about the Investment Options available under your Policy is contained in each Investment Option’s prospectus. You may obtain Investment Option prospectuses at PacificLife.com/Prospectuses.

Additional Services

If you are participating in the Dollar Cost Averaging, Earnings Sweep, First Year Transfer Program, and/or Portfolio Rebalancing Systematic Transfer Programs (“Programs”) and have existing instructions to allocate or rebalance to the Bain Capital Fund, you must provide updated allocation instructions by the close of the New York Stock Exchange on April 27, 2026 or the Program(s) or any pre-scheduled transfers allocated to the Liquidating Fund will instead be directed to the Fidelity Money Market Portfolio.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You may submit a transfer request to us electronically by emailing your request to Transactions@pacificlife.com, by telephone at (800) 800-7681, or by fax at (866) 398-0467. You may also use any other submission method described in the Prospectus. Please see Timing of Payments, Forms, and Requests in the Prospectus for additional details.

Form No. 15-53355-00